                                                                 EXHIBIT 10.3(e)
================================================================================

                                  SUPPLEMENT TO
                         FIRST PREFERRED SHIP MORTGAGES

                                DATED MAY 8, 1996


                                      from


                        MARITRANS OPERATING PARTNERS L.P.
                                    MORTGAGOR


                                       to


                            WILMINGTON TRUST COMPANY
                                   as Trustee,
                                    Mortgagee


================================================================================

                                TABLE OF CONTENTS


SECTION                                        HEADING                                PAGE

SECTION 1.         AMENDMENTS TO THE MORTGAGES ..........................................3

SECTION 2.         MISCELLANEOUS PROVISIONS .............................................3

Signatures ..............................................................................5


ATTACHMENTS TO SUPPLEMENT TO FIRST PREFERRED SHIP MORTGAGES

Appendix I        Description of Vessels and Recording information for Mortgages

Annex I           True Copy of Second Supplemental Indenture of Trust and Security
                  Agreement


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


                  SUPPLEMENT TO FIRST PREFERRED SHIP MORTGAGES

         This SUPPLEMENT TO FIRST PREFERRED SHIP MORTGAGES (as the same may be amended and supplemented from time to time, the "Mortgage Supplement"), dated the 8th day of May, 1996, from MARITRANS OPERATING PARTNERS L.P., a Delaware limited partnership (the "Partnership"), to WILMINGTON TRUST COMPANY, as Trustee (the "Trustee"), under an Indenture of Trust and Security Agreement dated as of March 15, 1987 among the Partnership, the Trustee and Maritrans Capital Corporation, a Delaware corporation, 100% of the capital stock of which is owned by the Partnership (the "Company") relating to the Notes referred to below (said Indenture of Trust and Security Agreement, as the same has heretofore been amended and supplemented by the First Supplement (defined below), as amended and supplemented by the Second Supplement (defined below) and as may hereafter be amended or supplemented, being herein called the "Indenture ", and the Trustee, and any successor trustee, being herein called the "Mortgagee"), for the benefit of the holders of the Notes (as defined below) from time to time outstanding, supplements those certain First Preferred Ship Mortgages in the form specified in the Indenture on the Vessels described on Appendix I hereto (the original First Preferred Ship Mortgages as heretofore supplemented and as supplemented hereby and as the same may hereafter be amended or supplemented, being herein referred to as the "Mortgages") made-by the Partnership in favor of the Mortgagee, which Mortgages were recorded on the date, at the time and in the place as set forth on Appendix I hereto.

                                    RECITALS:

         A. The Partnership is the sole owner of the whole of each of the vessels described on Appendix I which is documented in the name of the Partnership under the laws of the United States and has its Home Port (formerly at Philadelphia, Pennsylvania) and its hailing port at Wilmington, Delaware (said vessels being hereinafter referred to as the "Vessels").

         B. The Company has heretofore duly issued in accordance with the terms of the Indenture (i) $35,000,000 aggregate principal amount of its Series A Notes (together with any Notes issued in lieu of or in substitution or exchange therefor pursuant to the Indenture being herein called the "Series A Notes"),
(ii) $80,000,000 aggregate principal amount of its Series B Notes (together with any Notes issued in lieu of or in substitution or exchange therefor pursuant to the Indenture being herein called the "Series B Notes"), and (iii) up to $20,000,000 aggregate principal amount of its Series C Notes due June 30, 1995 (together with any Notes issued in lieu of or in substitution or exchange therefore pursuant to the Indenture being herein called the "Series C Notes"). The Series C Notes were issued pursuant to the First Supplemental Indenture of Trust and Security Agreement dated as of August 15, 1989 among the Company, the Partnership and the Mortgagee (as amended and supplemented by Amendment No. 1 to the First Supplemental Indenture of Trust and Security Agreement dated as of March 31, 1992, the "First Supplement"). The Series C Notes have heretofore been retired. The Series A Notes, the Series B Notes and any

Additional Notes issued under the Indenture are herein collectively referred to as the "Notes"

         C. The Partnership has heretofore entered into the Guaranty Agreement dated as of March 15, 1987 (as the same has been amended by the First Supplemental Guaranty Agreement dated as of August 15, 1989 and as may be further amended and supplemented from time to time, the "Partnership Guaranty Agreement") providing for the guarantee by the Partnership of the payment by the Company of the principal of and premium and interest on the Notes.

         D. The Company, the Partnership and the Mortgagee have entered into the Second Supplemental Indenture of Trust and Security Agreement dated as of April 1, 1996 (a true copy of which is attached hereto as Annex I) (the "Second Supplement") which further amends and supplements the Indenture.

         E. The Notes and all principal thereof and interest and premium thereon and all additional amounts and other sums at any time due and owing from or required to be paid by the Company under the terms of the Notes and the Indenture and by the Partnership under the terms of the Partnership Guaranty Agreement, the Indenture and the Mortgages, are hereinafter sometimes referred to as the "indebtedness hereby secured".

         F. The full name and address of the Partnership, as mortgagor, is:

                         Maritrans Operating Partners L.P.
                         One Logan Square, 26th Floor
                         Philadelphia, Pennsylvania 19103
                         Attention: Treasurer, Maritrans General Partner Inc.

         G. The full name and address of the Mortgagee is:

                         Wilmington Trust Company as trustee under an Indenture of Trust and Security Agreement dated as of March 15, 1987
                         Rodney Square North
                         Wilmington, Delaware 19890
                         Attention: Corporate Trust Administrator

         NOW THEREFORE, the Partnership, in consideration of the premises and of the sum of $10.00 received by the Partnership from the Mortgagee and other good and valuable consideration, receipt of which is hereby acknowledged by the Partnership, and in order to secure the payment of the indebtedness hereby secured and the performance and observance of all of the covenants and conditions in the Notes, the Indenture, the Partnership Guaranty Agreement and in the Mortgage contained, has granted, bargained, sold, conveyed, warranted, mortgaged, pledged and hypothecated and by these presents does hereby grant, bargain, sell, convey, warrant, mortgage, pledge and hypothecate, unto the Mortgagee, its successors and assigns, all and singular of the whole of each of the Vessels, together with all engines, boilers, machinery, masts, boats, anchors, cables, chains, tackle, fittings and equipment and all other appurtenances, improvements, additions and replacements appertaining and belonging to the Vessels, whether now owned or hereafter acquired, whether on board or not.

         TO HAVE AND TO HOLD the Vessels unto the Mortgagee and its successors and assigns, forever.

         PROVIDED, HOWEVER, and these presents are on the condition that, if the Partnership shall pay or cause to be paid the indebtedness hereby secured, as and when the same shall become due and payable, by maturity or otherwise, and if the Partnership shall duly perform all the covenants, agreements and conditions contained herein, in the Indenture and in the Partnership Guaranty Agreement, then the Mortgages shall be void and of no effect, and in such case the Mortgagee, its successors or assigns, on the demand and at the expense of the Partnership, shall execute and deliver to the Partnership proper instruments to evidence the revesting in it of all the rights, title and interest granted hereby and to satisfy and discharge the Mortgages of record; otherwise, the Mortgages shall remain in full force and effect.

         PROVIDED, FURTHER, that until some one or more Events of Default shall occur, the Partnership shall have the possession, use and operation of the Vessels.

         The Partnership hereby covenants and agrees with the Mortgagee and its successors and assigns as follows:

SECTION 1. AMENDMENTS TO THE MORTGAGES.

         Section 1.1. As used in the Mortgages, the definition of the term "Indenture" is hereby restated to mean as follows: the Indenture of Trust and Security Agreement dated as of March 15, 1987 among the Partnership, the Company and the Trustee (i) as amended and supplemented by the First Supplemental Indenture of Trust and Security Agreement dated as of August 15, 1989, as amended and supplemented by Amendment No. 1 thereto dated as of March 31, 1992,
(ii) as amended and supplemented by the Second Supplemental Indenture of Trust and Security Agreement dated as of April 1, 1996, and (iii) as may hereafter be amended or supplemented.

SECTION 2. MISCELLANEOUS PROVISIONS.

         Section 2.1. This Mortgage Supplement is executed as and shall constitute an instrument supplemental to each of the Mortgages, and shall be construed in connection with and as part of each of the Mortgages.

         Section 2.2. Except as modified and expressly amended by this Mortgage Supplement, the Mortgages as heretofore amended and supplemented are in all respects ratified and confirmed and all the terms, provisions and conditions thereof shall be and remain in full force and effect.

         Section 2.3. Except as otherwise provided herein, any term used herein which is defined in the Mortgages as hereby supplemented shall have the meaning set forth in the Mortgages as hereby supplemented.

         IN WITNESS WHEREOF, the Partnership has caused this Mortgage Supplement to be executed as of the day and year first above written.

                        MARITRANS OPERATING PARTNERS L.P.

                        By Maritrans General Partner Inc.
                          Its Managing General Partner

                          By  /s/ John C. Newcomb
                              -------------------------
                          Its Vice President

                      WILMINGTON TRUST COMPANY, as Trustee

                          By /s/ Edward L. Truitt, Jr.
                          -----------------------------
                          Its Financial Services Officer

         DESCRIPTION OF VESSELS AND RECORDING INFORMATION FOR MORTGAGES

The First Preferred Ship Mortgage for each of the following 52 Vessels was delivered and accepted at the Marine Inspection Office, United States Coast Guard, Port of Philadelphia, Pennsylvania, and recorded as indicated and Supplement No. 1 to First Preferred Ship Mortgage for each such Vessel was also delivered and accepted at such office and recorded as indicated:

                                                                                             Supplement No. 1 to
                                          First Preferred Ship Mortgage                First Preferred Ship Mortgage:
                                              Recordation Data:                            Recordation Data:
                       Official        -------------------------------------          -------------------------------------
 Name                  Number          Date and Time            Book and Page         Date and Time           Book and Page
 ----                  ------          -------------            -------------         -------------           -------------
 BARGES:
 (1) Ocean 262         272,839           4/21/87,                Book 874,             10/5/89,              Book 8910,
                                         4:16 p.m.               Page 142              4:30 p.m.             Page 110

 (2) Ocean 250         529,918           4/21/87,                Book 874,             10/5/89,              Book 8910,
                                         4:19 p.m.               Page 143              4:02 p.m.             Page 104

 (3) Ocean Cities      537,129           4/21/87,                Book 874,             10/5/89,              Book 8910,
                                         4:27 p.m.               Page 146              4:45 p.m.             Page 113

 (4) Ocean 215         562,452           4/23/87,                Book 874,             10/5/89,              Book 8910,
                                         3:55 p.m.               Page 214              4:17 p.m.             Page 108

 (5) Ocean 192         614,210           4/21/87,                Book 874,             10/5/89,              Book 8910,
                                         4:13 p.m.               Page 139              3:27 p.m.             Page 95

 (6) Ocean 193         624,039           4/21/87,                Book 874,             10/5/89,              Book 8910,
                                         4:21 p.m.               Page 144              3:39 p.m.             Page 99

 (7) Ocean States      565,314           4/21/87,                Book 874,             10/5/89,              Book 8910,
                                         4:40 p.m.               Page 147              4:25 p.m.             Page 109

 (8) Ocean 155         556,673           4/21/87,                Book 874,             10/5/89,              Book 8910,
                                         4:26 p.m.               Page 145              4:07 p.m.             Page 106

 (9) Ocean 135         520,687           4/23/87,                Book 874,             10/5/89,              Book 8910,
                                         3:45 p.m.               Page 211              3:55 p.m.             Page 103

 (10) Interstate 138   611,433           4/21/87,                Book 874,             10/5/89,              Book 8910,
                                         5:14 p.m.               Page 159              3:01 p.m.             Page 88

                                   APPENDIX I
                            (to Mortgage Supplement)


                                                                                             Supplement No. 1 to
                                          First Preferred Ship Mortgage                First Preferred Ship Mortgage:
                                              Recordation Data:                            Recordation Data:
                       Official        -------------------------------------          -------------------------------------
 Name                  Number          Date and Time            Book and Page         Date and Time           Book and Page
 ----                  ------          -------------            -------------         -------------           -------------
(11) Ocean 115        515,042            4/22/87,                Book 874,             10/5/89,              Book 8910,
                                         4:58 p.m.               Page 193              3:48 p.m.             Page 100

(12) Ocean 90         507,495            4/23/87,                Book 874,             10/5/89,              Book 8910,
                                         4:37 p.m.               Page 227              3:23 p.m.             Page 94

(13) Ocean 96         523,233            4/23/87,                Book 874,             10/5/89,              Book 8910,
                                         4:05 p.m.               Page 217              3:33 p.m.             Page 97

(14) Interstate 71    563,364            4/21/87,                Book 874,             10/5/89,              Book 8910,
                                         5:06 p.m.               Page 156              2:45 p.m.             Page 82

(15) Interstate 70    540,401            4/22/87,                Book 874,             10/5/89,              Book 8910,
                                         5:20 p.m.               Page 202              2:39 p.m.             Page 79

(16) Interstate 53    530,062            4/21/87,                Book 874,             10/5/89,              Book 8910,
                                         5:05 p.m.               Page 155              3:00 p.m.             Page 87

(17) Interstate 55    544,437            4/22/87,                Book 874,             10/5/89,              Book 8910,
                                         5:22 p.m.               Page 204              3:08 p.m.             Page 89

(18) Interstate 36    552,900            4/21/87,                Book 874,             10/5/89,              Book 8910,
                                         4:52 p.m.               Page 153              2:40 p.m.             Page 80

(19) Interstate 38    553,120            4/23/87,                Book 874,             10/5/89,              Book 8910,
                                         4:45 p.m.               Page 229              3:09 p.m.             Page 90

(20) Interstate 35    552,065            4/22/87,                Book 874,             10/5/89,              Book 8910,
                                         4:39 p.m.               Page 185              2:19 p.m              Page 74

(21) Interstate 29    536,837            4/22/87,                Book 874,             10/5/89,              Book 8910,
                                         5:02 p.m.               Page 196              3:10 p.m              Page 91

(22) Interstate 30    284,032            4/22/87,                Book 874,             10/5/89,              Book 8910,
                                         4:54 p.m.               Page 192              3:20 p.m.             Page 93

(23) CHEM 36          293,343            4/22/87,                Book 874,             10/5/89,              Book 8910,
                                         4:17 p.m.               Page 176              1:45 p.m.             Page 67

(24) Ocean 244        532,585            4/21/87,                Book 874,             10/5/89,              Book 8910,
                                         5:18 p.m.               Page 163              3:50 p.m.             Page 101



                                                                                             Supplement No. 1 to
                                          First Preferred Ship Mortgage                First Preferred Ship Mortgage:
                                              Recordation Data:                            Recordation Data:
                       Official        -------------------------------------        ----------------------------------
 Name                  Number          Date and Time           Book and Page        Date and Time        Book and Page
 ----                  ------          -------------           -------------        -------------        -------------

(25) Ocean 211        646,669           4/22/87,               Book 874,            10/5/89,             Book 8910,
                                        4:27 p.m.              Page 181             4:05 p.m.            Page 105

(26) Ocean 210        636,104           4/22/87,               Book 874,            10/5/89,             Book 8910,
                                        4:49 p.m.              Page 190             3:54 p.m.            Page 102

(27) Ocean 81         643,281           4/23/87,               Book 874,            10/5/89,             Book 8910,
                                        4:35 p.m.              Page 226             4:33 p.m.            Page 111

(28) Chem Ten         520,776           4/22/87,               Book 874,            10/5/89,             Book 8910,
                                        4:22 p.m.              Page 178             1:58 p.m.            Page 70

TUGBOATS:
(1) Clipper           520,685           4/22/87,               Book 874,            10/5/89,             Book 8910,
                                        4:24 p.m.              Page 179             12:40 p.m.           Page 54

(2) Freedom           615,200           4/21/87,               Book 874,            10/5/89,             Book 8910,
                                        4:55 p.m.              Page 154             12:45 p.m.           Page 55

(3) Honour            565,902           4/22/87,               Book 874,            10/5/89,             Book 8910,
                                        5:06 p.m.              Page 197             1:04 p.m.            Page 57

(4)Independence       620,723           4/22/87,               Book 874,            10/5/89,             Book 8910,
                                        3:10 p.m.              Page 198             1:20 p.m.            Page 60

(5) Navigator         537,824           4/21/87,               Book 874,            10/5/89,             Book 8910,
                                        5:08 p.m.              Page 157             12:19 p.m.           Page 52

(6) Seafarer          532,672           4/23/87,               Book 874,            10/5/89,             Book 8910,
                                        4:16 p.m.              Page 221             1:40 p.m.            Page 64

(7) Valour            569,341           4/23/87,               Book 874,            10/5/89,             Book 8910,
                                        4:24 p.m.              Page 223             1:30 p.m.            Page 62

(8) Ambassador        578,207           4/23/87,               Book 874,            10/5/89,             Book 8910,
                                        3:41 p.m.              Page 210             10:48 a.m.           Page 35

(9) Corsair           536,836           4/22/87,               Book 874,            10/5/89,             Book 8910,
                                        4:37 p.m.              Page 183             10:53 a.m.           Page 36

(10) Diplomat         590,232           4/23/87                Book 874,            10/5/89,             Book 8910,
                                        4:00 p.m.              Page 216             10:59 a.m.           Page 38



                                                                                             Supplement No. 1 to
                                          First Preferred Ship Mortgage                First Preferred Ship Mortgage:
                                              Recordation Data:                            Recordation Data:
                       Official        -------------------------------------          -------------------------------------
 Name                  Number          Date and Time            Book and Page         Date and Time           Book and Page
 ----                  ------          -------------            -------------         -------------           -------------
(11) Challenger       513,794            4/22/87,                Book 874,              10/5/89,              Book 8910,
                                         4:15 p.m.               Page 174               11:03 a.m.            Page 40

(12) Crusader         511,237            4/23/87,                Book 874,              10/5/89,              Book 8910,
                                         3:51 p.m.               Page 213               12:05 p.m.            Page 50

(13) Venturer         550,670            4/23/87,                Book 874,              10/5/89,              Book 8910,
                                         4:40 p.m.               Page 228               1:42 p.m.             Page 65

(14) Voyager II       556,625            4/23/87,                Book 874,              10/5/89,              Book 8910,
                                         4:15 p.m.               Page 220               1:55 p.m.             Page 68

(15) Endeavor         529,705            4/22/87,                Book 874,              10/5/89,              Book 8910,
                                         4:48 p.m.               Page 189               11:57 a.m.            Page 49

(16) Traveller        515,013            4/22/87,                Book 874,              10/5/89,              Book 8910,
                                         5:12 p.m.               Page 200               1:18 p.m.             Page 59

(17) Roanoke          506,289            4/22/87,                Book 874,              10/5/89,              Book 8910,
                                         5:21 p.m.               Page 203               1:57 p.m.             Page 69

(18) Delaware         609,686            4/23/87,                Book 874,              10/5/89,              Book 8910,
                                         3:57 p.m.               Page 215               11:15 a.m.            Page 41

(19) Ranger           508,340            4/23/87,                Book 874,              10/5/89,              Book 8910,
                                         4:23 p.m.               Page 222               2:12 p.m.             Page 73

(20) Liberty          534,963            4/21/87,                Book 874,              10/5/89,              Book 8910,
                                         5:15 p.m.               Page 160               11:27 a.m.            Page 45

(21) Columbia         641,135            4/22/87,                Book 874,              10/5/89,              Book 8910,
                                         4:33 p.m.               Page 182               12:50 p.m.            Page 56

(22) Patriot          636,105            4/23/87,                Book 874,              10/5/89,              Book 8910,
                                         4:12 p.m.               Page 219               2:26 p.m.             Page 77

(23) Schuylkill       633,396            4/22/87,                Book 874,              10/5/89,              Book 8910,
                                         5:26 p.m.               Page 206               1:25 p.m.             Page 61

(24) Cougar           569,665            4/22/87,                Book 874,              10/5/89,              Book 8910,
                                         4:38 p.m.               Page 184               11:25 a.m.            Page 44





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